Exhibit 10.4.1

ASSUMPTION AGREEMENT

This ASSUMPTION AGREEMENT (this “Assumption Agreement”) is made and entered into as of [                     ], 2019 (the “Effective Time”) by and between Alight Inc., a Delaware corporation (“Alight”) and Tempo Holding Company, LLC, a Delaware limited liability company (“Tempo”).

WHEREAS, Alight is effecting an underwritten initial public offering (“IPO”) of its Class A common stock, par value $0.01 per share (“Class A Common Stock”);

WHEREAS, Tempo is party to that certain Registration Rights Agreement dated as of May 1, 2017 among Tempo and the other parties named therein (the “Registration Rights Agreement”; capitalized terms used herein without definition have the meaning set forth in the Registration Rights Agreement) and, pursuant to Section 5.15 of the Registration Rights Agreement, Tempo has agreed that prior to the consummation of the IPO, Tempo shall take all actions required to cause the IPO Entity and its successors or assigns to (i) become bound by and subject to the terms of the Registration Rights Agreement and (ii) comply with all its obligations thereunder; and

WHEREAS, pursuant to the Registration Rights Agreement, Alight is the IPO Entity.

WHEREAS, pursuant to Section 5.5 of the Registration Rights Agreement, the Holders holding a majority of the Registrable Securities and Blackstone acknowledge, and are signatories to, this Assumption Agreement.

NOW, THEREFORE, in consideration of the foregoing and the terms and conditions set forth herein, and intending to be legally bound, Alight and Tempo hereby agree as follows:

1. Assumption. Effective as of the Effective Time, Alight assumes and agrees to become bound by and subject to the terms of the Registration Rights Agreement and to perform and discharge when due all of Tempo’s obligations under the Registration Rights Agreement, whereupon, each reference in the Registration Rights Agreement to (i) “IPO Entity” shall be deemed to refer, mutatis mutandis, to Alight; (ii) the “Board” shall be deemed to refer, mutatis mutandis, to the Board of Directors of Alight; and (iii) “Capital Stock” shall be deemed to refer, mutatis mutandis, to Class A Common Stock and any other capital stock of Alight into which such common stock is reclassified or reconstituted; (iv) “Shares” shall be deemed to include shares of Class A Common Stock issuable to any Member (as defined in the LLC Agreement) of Tempo upon the conversion or exchange of Units (as defined in the LLC Agreement); and (v) “Permitted Transferee” shall be deemed to refer, mutatis mutandis, to (x) with respect to any Co-Investor such Co-Investor’s Affiliates (other than portfolio companies of any such Co-Investor) receiving Class A Common Stock or (y) subject to the prior written consent of Blackstone, to any other Person. For the purposes of this Assumption Agreement, the definition of “Affiliate” with respect to Blue Spectrum ZA 2015, L.P. shall include any person directly or indirectly wholly owned by the Government of the Emirate of Abu Dhabi.

2. Counterparts. This Assumption Agreement may be executed in any number of counterparts (including by means of facsimile), each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

3. Governing Law. This Assumption Agreement and its enforcement, and any controversy arising out of or relating to the making or performance of this Assumption Agreement, shall be governed by and construed in accordance with the law of the State of New York, without regard to New York’s principles of conflicts of law.

4. Binding Effect. This Assumption Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature page follows]

IN WITNESS WHEREOF, each party hereto has duly executed and delivered this Assumption Agreement as of the date first above written.

TEMPO HOLDING COMPANY, LLC, as Tempo

By:
Name:
Title:

ALIGHT INC., as Alight

By:
Name:
Title:

BLACKSTONE:

BLACKSTONE CAPITAL PARTNERS VII NQ L.P.

By:	Blackstone Management Associates VII NQ L.L.C., its general partner

By:
Name:
Title:

BLACKSTONE CAPITAL PARTNERS VII.2 NQ L.P.

By:	Blackstone Management Associates VII NQ L.L.C., its general partner

By:
Name:
Title:

BCP VII SBS HOLDINGS L.L.C.

By:	Blackstone Side-by-Side Umbrella Partnership L.P., its sole member

By:	Blackstone Side-by-Side Umbrella GP L.L.C., its general partner

By:
Name:
Title:

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP VII-ESC NQ L.P.

By:	BCP VII Side-by-Side GP NQ L.L.C., its general partner

By:
Name:
Title:

BTAS NQ HOLDINGS L.L.C.

By:	BTAS Associates-NQ L.L.C., its managing member

By:
Name:
Title:

CO-INVESTOR:

NEW MOUNTAIN PARTNERS IV (AIV-E), L.P.

By:	New Mountain Investments IV, LLC, its general partner

By:
Name:
Title:

CO-INVESTOR:

BLUE SPECTRUM ZA 2015, L.P.

By:	Procific, its general partner

By:
Name:
Title:

By:
Name:
Title:

CO-INVESTOR:

JASMINE VENTURES PTE. LTD

By:
Name:
Title: